SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 22, 2003

Date of Report (Date of earliest event reported)

JNI Corporation

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-27755	33-0740004
(Commission File Number)	(IRS Employer Identification No.)

10945 Vista Sorrento Parkway, San Diego, CA 92130
(address of principal executive offices) (Zip Code)

858-523-7000
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	October 22, 2003 Press Release by JNI Corporation

Item 12.  Results of Operations and Financial Condition

On October 22, 2003, JNI Corporation (the “Company”) issued a press release describing selected financial results of the Company for the quarter ended September 30, 2003 and other matters.  This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company whether before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JNI Corporation

Date: October 22, 2003	By:	/s/ Paul Kim
Paul Kim
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	October 22, 2003 Press Release by JNI Corporation